UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Semiannual Report

June 30, 2020

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Fund Expenses	36
General Information	40
Board Considerations for Continuation of Advisory Agreements	41
Board's Review of Management's Liquidity Risk Management Program	44

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

For several years now, I have written about the disjunction between growing economic and political risks and the market's apparent lack of concern about these risks. In a world rife with hazards, investor sentiment has seemed to be held aloft by a balloon of optimism. As recently as six months ago, global stock prices, as measured by the MSCI World Index, were continuing on their upward course. Who could have predicted that a microscopic bit of organic matter would act as the proverbial needle that pricks an investor optimism balloon that was over a decade in the making? The universe has a sense of humor, albeit a dark one.

While we did not anticipate that a global health crisis would be the driver of an abrupt change in risk perception, our increasing conviction that world securities markets were poised for some sort of reckoning proved prescient, and we believe we were positioned appropriately. The Overseas Variable Fund is designed to be an all-weather investment that can potentially benefit across market cycles, with bear markets used for planting seeds and bull markets for harvesting them; both phases were present in this period. During these six months, the Fund's return was negative but less so than the return of the MSCI EAFE Index. Equally important to us as investors with a long time-horizon, we believe that we strengthened this portfolio during this half year.

Shelter-in-place rules and other forms of social-distancing mandates have stifled economic activity, driving unemployment in the United States to levels comparable to the Great Depression. It is of particular concern that the pandemic triggered a globally coordinated slowdown in economic activity of historic magnitude; by contrast, the global financial crisis primarily affected Western developed economies, and growth elsewhere in the world—remember BRICS?—combined with massive fiscal and monetary stimuli helped moderate the negative impacts of the collapse in housing and its attendant effects on the economy and financial markets. This time, the whole world suffers together. It is striking that many public companies have withdrawn their financial guidance for 2020 because they have no precedent with which to model near-term business performance. Companies are not alone in their lack of visibility; earlier this year the Chinese government declined to offer forward guidance about GDP growth for the first time since it began the practice decades ago.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Letter from the President (unaudited)

Setting public policy for the pandemic is especially fraught in the United States because this is a presidential election year and the political climate is already highly polarized. While some public figures emphasize the health risks of the virus, others focus on the damage a frozen economy is inflicting on businesses and individuals. Of the states that have allowed some resumption in economic activity, some have suffered a new round of infections that may prolong the pandemic and the recession. Against this backdrop, it may be difficult for government leaders to compromise on balanced solutions.

While stock prices have recovered substantially in certain geographies and sectors since March, following unprecedented levels of monetary and fiscal stimulus, as of this writing it is not certain whether the upturn reflects a definitive change in market direction or is merely a bear-market rally. Meanwhile, even as universities, government research centers and pharmaceutical companies across the globe work toward tests, vaccines and cures, the novel coronavirus responsible for Covid-19 remains poorly understood.

On a more personal note, I am proud of how my colleagues at First Eagle were able to execute our fiduciary responsibility to clients in this tumultuous period. We were quick to shift to a work-from-home posture, and the transition was smoother than I could have imagined. While we have since provided our employees the option of returning to our offices at their personal discretion and subject to headcount restrictions, our employees' safety remains of paramount importance to us; further changes to our work-from-home guidelines will continue to be purposefully slow and thoughtful. In addition, we reassessed the business continuity plans of third parties that provide us essential services, and we are confident in their ability to manage any potential disruptions.

As always, our commitment to our clients is unwavering, and we stand ready to support you. Thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

August 2020

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares decreased 7.61% for the six months ended June 30, 2020, while the MSCI EAFE Index decreased 11.34% for the same period. The Fund's cash and cash equivalents position was 11.1% as of June 30, 2020.

The five largest contributors to the performance of the Fund during the period were gold bullion, Newmont Corp. (metals & mining, United States), Barrick Gold Corp. (metals & mining, Canada), Wheaton Precious Metals Corp. (metals & mining, Brazil) and Shimano, Inc. (leisure products, Japan). Collectively, they accounted for 3.51% points of this period's performance.

The five largest detractors were TechnipFMC Plc (energy equipment & services, United Kingdom), Lloyds Banking Group plc (banks, United Kingdom), Sodexo SA (hotels, restaurants & leisure, France), Nutrien Ltd. (chemicals, Canada) and Imperial Oil Ltd. (oil, gas & consumable fuels, Canada). Their combined negative performance over the period subtracted 3.42% points from the Fund's performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

August 2020

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of August 2020 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events,

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Management's Discussion of Fund Performance (unaudited)

a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility.

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a fund. An increase in interest rates tends to reduce the market value of

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Management's Discussion of Fund Performance (unaudited)

debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's ''duration'' is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now spread globally. The virus, named "SARS-CoV-2" (and the resulting respiratory disease sometimes referred to as the "corona virus" and abbreviated as "COVID-19") has resulted in, among other things, closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time. The impact of COVID-19 and other infectious diseases in developing or emerging market countries may be greater for a variety of reasons. Public health crises, including those caused by COVID-19, may exacerbate pre-existing political, social and economic risks in certain countries. The impact may be short term or may last for an extended period of time.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

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First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2020 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One Year	Five Years	Ten Years
First Eagle Overseas Variable Fund	-3.51	2.34	5.53
MSCI EAFE Index	-5.13	2.05	5.73
Consumer Price Index	0.65	1.56	1.69

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	16.2
Industrials	14.3
Commodities	12.0
Materials	11.6
Financials	11.3
Consumer Discretionary	5.8
Health Care	5.4
Real Estate	4.0
Information Technology	3.7
Foreign Government Securities	2.3
Energy	1.5
Communication Services	0.8
Short-Term Investments	11.1

Countries*~ (%)

Japan	19.2
United States	14.8
United Kingdom	9.0
France	8.7
Canada	5.6
Hong Kong	4.5
South Korea	4.3
Switzerland	3.5
Sweden	2.5
Singapore	2.3
Brazil	2.3
Belgium	2.0
Germany	2.0
Mexico	1.7
Taiwan	1.1
Norway	1.0
Chile	0.9
Thailand	0.8
Australia	0.5
Ireland	0.4
Malaysia	0.4
Peru	0.4
Denmark	0.3
Indonesia	0.3
Netherlands	0.2
Turkey	0.2
Short-Term Investments	11.1

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	12.0
FANUC Corp. (Machinery, Japan)	2.9
Danone SA (Food Products, France)	2.8
British American Tobacco plc (Tobacco, United Kingdom)	2.4
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.0
Nestle SA (Registered) (Food Products, Switzerland)	2.0
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	2.0
Sompo Holdings, Inc. (Insurance, Japan)	1.9
Mitsubishi Estate Co. Ltd. (Real Estate Management & Development, Japan)	1.9
Sanofi (Pharmaceuticals, France)	1.7
Total	31.6

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 74.6%
Australia — 0.5%
Newcrest Mining Ltd.	73,169	1,622,455
Belgium — 2.0%
Groupe Bruxelles Lambert SA	73,024	6,116,498
Brazil — 2.3%
Ambev SA, ADR*	1,171,197	3,091,960
Cielo SA	831,169	706,129
Wheaton Precious Metals Corp.	74,084	3,263,400
		7,061,489
Canada — 5.6%
Agnico Eagle Mines Ltd.	25,159	1,610,984
Barrick Gold Corp.	143,158	3,856,677
Franco-Nevada Corp.	8,441	1,179,166
Imperial Oil Ltd.	214,873	3,456,708
Nutrien Ltd.	129,752	4,165,039
Power Corp. of Canada	150,569	2,648,488
		16,917,062
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	183,180	2,623,138
Denmark — 0.3%
ISS A/S*	55,251	877,303
France — 8.7%
Cie de Saint-Gobain*	75,192	2,713,001
Danone SA	121,418	8,428,011
Laurent-Perrier	22,658	1,960,181
Legrand SA	20,127	1,529,300
LVMH Moet Hennessy Louis Vuitton SE	724	319,643
Rexel SA	189,599	2,173,023
Saint Jean Groupe SA	451	11,300
Sanofi	51,009	5,202,137
Sodexo SA	40,061	2,716,454
Wendel SE	11,759	1,122,250
		26,175,300

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Shares	Value ($)
Germany — 2.0%
Brenntag AG	20,994	1,113,104
FUCHS PETROLUB SE (Preference)	26,206	1,053,320
HeidelbergCement AG	36,699	1,964,562
Henkel AG & Co. KGaA (Preference)	19,824	1,849,455
		5,980,441
Hong Kong — 4.5%
CK Asset Holdings Ltd.	362,500	2,173,838
Great Eagle Holdings Ltd.	574,814	1,451,013
Guoco Group Ltd.	192,670	2,765,251
Hongkong Land Holdings Ltd.	316,800	1,317,738
Hysan Development Co. Ltd.	428,760	1,384,139
Jardine Matheson Holdings Ltd.	92,080	3,849,942
Jardine Strategic Holdings Ltd.	32,300	696,746
		13,638,667
Ireland — 0.4%
CRH plc	38,164	1,309,689
Japan — 19.2%
As One Corp.	18,380	2,006,844
Chofu Seisakusho Co. Ltd.	50,385	1,057,855
Daiichikosho Co. Ltd.	61,630	1,843,890
FANUC Corp.	48,880	8,762,717
Hirose Electric Co. Ltd.	22,380	2,457,507
Hoshizaki Corp.	23,300	1,997,058
Hoya Corp.	13,460	1,288,916
Kansai Paint Co. Ltd.	82,580	1,745,060
Keyence Corp.	7,000	2,933,431
Komatsu Ltd.	94,800	1,941,554
Mitsubishi Electric Corp.	217,500	2,840,826
Mitsubishi Estate Co. Ltd.	371,860	5,541,390
MS&AD Insurance Group Holdings, Inc.	61,600	1,696,384
Nagaileben Co. Ltd.	35,510	871,550

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Shares	Value ($)
Japan — 19.2% (continued)
Olympus Corp.	21,264	409,385
Secom Co. Ltd.	68,860	6,041,962
Shimano, Inc.	17,160	3,299,675
SK Kaken Co. Ltd.	2,038	699,827
SMC Corp.	6,360	3,268,538
Sompo Holdings, Inc.	168,600	5,804,119
T Hasegawa Co. Ltd.	48,800	1,092,380
USS Co. Ltd.	10,000	160,304
Yokogawa Electric Corp.	300	4,701
		57,765,873
Mexico — 1.3%
Fomento Economico Mexicano SAB de CV, ADR	27,490	1,704,655
Fresnillo plc	154,429	1,613,629
Industrias Penoles SAB de CV	61,384	626,673
		3,944,957
Netherlands — 0.2%
HAL Trust	4,723	670,715
Norway — 1.0%
Orkla ASA	343,710	3,017,634
Singapore — 1.5%
ComfortDelGro Corp. Ltd.	548,010	575,909
Haw Par Corp. Ltd.	467,913	3,309,264
United Overseas Bank Ltd.	20,400	298,082
UOL Group Ltd.	74,400	365,802
		4,549,057
South Korea — 4.3%
Fursys, Inc.	39,392	917,218
Hyundai Mobis Co. Ltd.	10,761	1,727,347
Kia Motors Corp.	53,315	1,440,708
KT&G Corp.	62,558	4,085,438
Lotte Confectionery Co. Ltd.	2,996	265,048
Lotte Corp.	17,807	470,934
NAVER Corp.	3,153	709,372

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Shares	Value ($)
South Korea — 4.3% (continued)
NongShim Co. Ltd.	6,038	1,840,119
Samsung Electronics Co. Ltd. (Preference)	41,586	1,619,954
		13,076,138
Sweden — 2.5%
Industrivarden AB, Class C*	37,233	848,690
Investor AB, Class A	67,037	3,524,641
Investor AB, Class B	20,957	1,111,725
Svenska Handelsbanken AB, Class A*	200,446	1,903,299
		7,388,355
Switzerland — 3.5%
Cie Financiere Richemont SA (Registered)	67,269	4,338,872
Nestle SA (Registered)	54,585	6,051,873
		10,390,745
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,998	3,292,546
Thailand — 0.8%
Bangkok Bank PCL, NVDR	542,705	1,893,050
Thai Beverage PCL	1,194,792	583,253
		2,476,303
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	191,062	562,738
United Kingdom — 9.0%
Berkeley Group Holdings plc	46,754	2,407,841
British American Tobacco plc	187,460	7,189,619
Diageo plc	36,217	1,203,757
GlaxoSmithKline plc	169,713	3,428,150
Hiscox Ltd.	192,761	1,881,489
Linde plc	13,458	2,850,331
Lloyds Banking Group plc	5,645,864	2,177,950
TechnipFMC plc	165,921	1,134,900
Unilever NV	89,925	4,794,601
		27,068,638

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Shares		Value ($)
United States — 2.8%
Newmont Corp.		80,176	4,950,066
Royal Gold, Inc.		9,963	1,238,600
Willis Towers Watson plc		11,166	2,199,144
			8,387,810
Total Common Stocks (Cost $181,527,863)			224,913,551
	Ounces
Commodities — 12.0%
Gold bullion* (Cost $17,890,957)		20,340	36,218,995
	Principal Amount ($)
Foreign Government Securities — 2.2%
Indonesia — 0.2%
Republic of Indonesia 8.25%, 7/15/2021	IDR	10,534,000,000	761,457
Malaysia — 0.4%
Malaysia Government Bond 3.66%, 10/15/2020	MYR	648,000	151,940
3.42%, 8/15/2022	MYR	4,480,000	1,071,518
			1,223,458
Mexico — 0.4%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	15,730,000	707,520
8.00%, 12/7/2023	MXN	9,130,000	437,586
			1,145,106
Peru — 0.4%
Republic of Peru 8.20%, 8/12/2026 (a)	PEN	3,122,000	1,139,688

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Principal Amount ($)		Value ($)
Singapore — 0.8%
Republic of Singapore 3.25%, 9/1/2020	SGD	1,882,000	1,357,076
2.25%, 6/1/2021	SGD	1,581,000	1,154,559
			2,511,635
Total Foreign Government Securities (Cost $6,993,626)			6,781,344
Short-Term Investments — 11.1%
Commercial Paper — 10.1%
Cargill Global Funding plc 0.09%, 7/1/2016 (a)(b)		5,279,000	5,278,986
Centerpoint Energy, Inc. 0.21%, 7/1/2016 (b)		1,760,000	1,759,989
Entergy Corp. 0.25%, 7/1/2016 (a)(b)		2,640,000	2,639,981
General Motors Financial Co., Inc. 0.65%, 7/1/2020 (b)		3,467,000	3,466,937
Kreditanstalt fuer Wiederaufbau 0.15%, 7/17/2020 (a)(b)		1,997,000	1,996,912
0.20%, 8/6/2020 (a)(b)		1,486,000	1,485,814
L'Oreal USA, Inc. 0.10%, 7/17/2020 (a)(b)		1,189,000	1,188,953
PSP Capital, Inc. 0.15%, 7/2/2020 (a)(b)		3,316,000	3,315,986
Roche Holdings, Inc. 0.12%, 7/9/2020 (a)(b)		3,259,000	3,258,586
Siemens Capital Co. LLC 0.10%, 8/11/2020 (b)		2,833,000	2,832,637
Unilever Capital Corp. 0.11%, 8/3/2020 (a)(b)		2,267,000	2,266,812
Western Union Co (The) Corporate Commercial Paper 0.25%, 7/1/2020 (a)(b)		880,000	879,993
Total Commercial Paper (Cost $30,371,865)			30,371,586

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 1.0%
U.S. Treasury Bills 0.81%, 9/10/2020 (b)(c) (Cost $2,995,208)	3,000,000	2,999,216
Total Short-Term Investments (Cost $33,367,073)		33,370,802
Total Investments — 99.9% (Cost $239,779,519)		301,284,692
Other Assets Less Liabilities — 0.1%		219,600
Net Assets — 100.0%		301,504,292

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at June 30, 2020 amounted to $23,451,711, which represents approximately 7.78% of net assets of the Fund.

(b)  The rate shown was the current yield as of June 30, 2020.

(c)  All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.

As of June 30, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$84,168,625
Aggregate gross unrealized depreciation	(22,678,351)
Net unrealized appreciation	$61,490,274
Federal income tax cost	$239,779,519

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2020 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of June 30, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,403,809	JPY	148,822,000	JPMorgan Chase Bank	7/15/2020	$25,292
USD	972,977	GBP	769,000	Goldman Sachs	8/12/2020	19,856
USD	1,635,985	JPY	174,962,000	Goldman Sachs	8/12/2020	14,726
Total unrealized appreciation						59,874
USD	1,966,782	EUR	1,816,000	JPMorgan Chase Bank	7/15/2020	(74,078)
USD	1,006,779	GBP	813,000	JPMorgan Chase Bank	7/15/2020	(695)
Total unrealized depreciation						(74,773)
Net unrealized depreciation						$(14,899)

Abbreviations

ADR  —  American Depositary Receipt

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

JPY  —  Japanese Yen

MXN  —  Mexican Peso

MYR  —  Malaysia Ringgit

NVDR  —  Non-Voting Depositary Receipt

PEN  —  Peruvian Sol

Preference  —  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SGD  —  Singapore Dollar

USD  —  United States Dollar

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$221,888,562
Gold bullion	17,890,957
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	265,065,697
Gold bullion	36,218,995
Unrealized appreciation on forward foreign currency exchange contracts	59,874
Receivable for investment securities sold	8,559
Foreign tax reclaims receivable	629,451
Receivable for Fund shares sold	14,771
Accrued interest and dividends receivable	371,611
Other assets	28,931
Total Assets	302,397,889
Liabilities
Investment advisory fees payable (Note 2)	188,355
Due to custodian	5,245
Payable for investment securities purchased	107,853
Distribution fees payable (Note 3)	62,785
Administrative fees payable (Note 2)	47,761
Unrealized depreciation on forward foreign currency exchange contracts	74,773
Payable for Fund shares redeemed	66,645
Accrued expenses and other liabilities	340,180
Total Liabilities	893,597
Net Assets	$301,504,292
Net Assets Consist of
Capital stock (par value, $0.001 per share)	12,676
Capital surplus	230,798,886
Total distributable earnings (losses)	70,692,730
Net Assets	$301,504,292
Shares Outstanding	12,675,599
Net asset value per share and redemption proceeds per share:	$23.79

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Statement of Operations

June 30, 2020 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $6,108, foreign taxes withheld)	$402,037
Dividends from unaffiliated issuers (net of $419,737 foreign taxes withheld)	3,219,334
Total Income	3,621,371
Expenses
Investment advisory fees (Note 2)	1,138,348
Distributions fees (Note 3)	379,449
Shareholder servicing agent fees	230,408
Administrative costs (Note 2)	156,847
Professional fees	147,099
Custodian and accounting fees	100,893
Shareholder reporting fees	47,338
Trustees' fees	4,311
Other expenses	8,305
Total Expenses	2,212,998
Expense reimbursement (Note 2)	(80,208)
Expense reductions due to earnings credits (Note 1)	(24)
Net Expenses	2,132,766
Net Investment Income (Loss) (Note 1)	1,488,605
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	1,306,828
Settlement of foreign currency and foreign currency transactions	(19,833)
Settlement of forward foreign currency exchange contracts	361,453
1,648,448
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $115,985)	(27,575,340)
Foreign currency and foreign currency translations	2,824
Forward foreign currency exchange contracts	140,397
(27,432,119)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(25,783,671)
Net Decrease in Net Assets Resulting from Operations	$(24,295,066)

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Six Months ended June 30, 2020 (Unaudited)	For the year ended December 31, 2019
Operations
Net investment income	$1,488,605	$3,925,862
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	1,648,448	16,555,314
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(27,432,119)	34,790,029
Net increase (decrease) in net assets resulting from operations	(24,295,066)	55,271,205
Distributions to Shareholders
Distributable earnings	—	(12,436,694)
Decrease in net assets resulting from distributions	—	(12,436,694)
Fund Share Transactions
Class A
Net proceeds from shares sold	13,768,034	12,511,279
Net asset value of shares issued for reinvested dividends and distributions	—	12,386,908
Cost of shares redeemed	(29,286,173)	(69,071,163)
Decrease in net assets from Fund share transactions	(15,518,139)	(44,172,976)
Net decrease in net assets	(39,813,205)	(1,338,465)
Net Assets (Note 1)
Beginning of period	341,317,497	342,655,962
End of period	$301,504,292	$341,317,497
Changes in Shares Outstanding
Shares outstanding, beginning of period	13,254,004	15,047,700
Shares sold	661,130	494,137
Shares issued on reinvestment of distributions	—	484,053
Shares redeemed	(1,239,535)	(2,771,886)
Shares outstanding, end of period	12,675,599	13,254,004

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the year ended:	Net assets value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net assets value, end of period
Six Months Ended June 30, 2020 (unaudited)	$25.75	0.11	(2.07)	(1.96)	—	—	—	$23.79
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43
December 31, 2015	$26.31	0.17	0.29	0.46	(0.18)	(1.78)	(1.96)	$24.81

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

(b)  Not Annualized

(c)  Annualized

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

				Ratios/Supplemental data
				Ratios to Average Net Assets of
Selected per share data for the year ended:	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
Six Months Ended June 30, 2020 (unaudited)	(7.61	)%(b)	$301,504	1.46	%(c)	1.41	%(c)	0.93	%(c)	0.98	%(c)	9.09	%(b)
December 31, 2019	17.38%		$341,317	1.39%		1.35%		1.10%		1.14%		6.98%
December 31, 2018	(10.55)%		$342,656	1.36%		1.34%		0.93%		0.96%		13.39%
December 31, 2017	14.58%		$428,501	1.36%		1.36%		0.53%		0.53%		9.20%
December 31, 2016	5.17%		$439,983	1.30%		1.30%		0.60%		0.60%		6.44%
December 31, 2015	1.84%		$480,222	1.30%		1.30%		0.61%		0.61%		11.86%

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2020, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$42,418,988	$182,494,563 (a)	$—	$224,913,551
Commodity*	—	36,218,995	—	36,218,995
Foreign Government Securities	—	6,781,344	—	6,781,344
Short-Term Investments	—	33,370,802	—	33,370,802
Forward Foreign Currency Exchange Contracts**	—	59,874	—	59,874
Total	$42,418,988	$258,925,578	$—	$301,344,566
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(74,773)	$—	$(74,773)
Total	$—	$(74,773)	$—	$(74,773)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note (a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with a Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

d)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended June 30, 2020, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $2,865,744 and $16,730,823 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2020, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$59,874	$74,773	$361,453	$140,397

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2020:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$34,582	$—	$—	$34,582
JPMorgan Chase Bank	25,292	(25,292)	—	—
Total	$59,874	$(25,292)	$—	$34,582
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$74,773	$(25,292)	$(49,481)	$—
Total	$74,773	$(25,292)	$(49,481)	$—

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the six-month period ended June 30, 2020, the Fund reimbursed the Adviser $97,388 and had a payable to the Adviser of $47,761.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of June 30, 2020, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2020, the distribution fee incurred by the Fund was $379,449.

Note 4 — Purchases and Sales of Securities

For the six-month period ended June 30, 2020, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$25,565,820	$24,231,913	$—	$—

Note 5 — Line of Credit

On June 15, 2020, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an upfront fee and annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Notes to Financial Statements

upfront fee and commitment fees related to the Credit Facility are paid by the Fund and are included in other expenses in the Statement of Operations. During the six-month period ended June 30, 2020, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — New Accounting Pronouncements and Regulations

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 ("ASU 2017-08"), "Receivables --Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted ASU 2017-08. The adoption of the ASU 2017-08 did not have a material impact on the Fund's financial statements.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2020 and held for the six-months ended June 30, 2020.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/20	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund
-7.61%	$1,000	$923.90	1.41%	$6.74

(1)  For the six-months ended June 30, 2020.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2020 and held for the six-months ended June 30, 2020.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000	$1,017.85	1.41%	$7.07

(1)  For the six-months ended June 30, 2020.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

General Information

Form N-PORT portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Board Considerations for Continuation of Advisory Agreements (unaudited)

At a meeting held on June 4, 2020, the Board of Trustees of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Fund's advisory agreement (the "Advisory Agreement").

In response to a letter on behalf of the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board had received various background materials. The Board also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the continuance of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the agreement:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the organizational resources available to the Fund under that relationship. The Trustees noted the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year.

•  The Trustees considered that they received regular reports from the Adviser on the effects of the COVID-19 public health crisis and resulting market volatility and investment risk. Those reports also had confirmed no material impact on the Adviser's operations.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance for the Fund over these various periods was noted relative to the Fund's benchmarks, to Morningstar and Lipper Category averages (referred to as the "composites" below) and to a custom group of peer mutual funds. The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2020):

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Board Considerations for Continuation of Advisory Agreements (unaudited)

•  First Eagle Overseas Variable Fund: Outperformed composite, benchmark and peer group median over the trailing 1-year period; outperformed composite, benchmark and peer group median over the trailing 5-year period; outperformed composite, benchmark and peer group median over the trailing 10-year period. Outperformed composite and peer group median over the trailing 3-year period; lagged benchmark over the trailing 3-year period.

The Trustees noted (and management discussed) the generally consistent longer-term relative outperformance results the Fund. Gains on an absolute basis over the prior year were noted for the Fund.

•  Performance for the Fund was determined to be adequate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

•  The Trustees commented on the Fund's holdings of cash and gold positions and noted that cash and gold are important elements of the Adviser's investment philosophy. The Trustees emphasized the continued importance of investing in a strong analyst staff to support the Portfolio Managers and investment decision-making generally. Stability of overall size of the Adviser's investment teams relative to last year were noted.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (e.g., under the administrative cost reimbursement program). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of the Fund, including a review of performance against the Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the agreement, together with a management summary of the same. They determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of peers. The Trustees also considered the advisory fees charged to other clients of the Adviser with similar investment objective(s) to the Fund and received information that the fees charged to these other clients were higher or lower relative to the Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided (e.g., regulatory and operational structures may differ, frequency and scale of cash flows may differ, etc.), which may be reflected in lower fees charged relative to the Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates (sometimes referred to as "fall-out benefits"), the Trustees considered the reduction in soft dollars versus prior years, the absence of affiliated broker-dealer relationships and the effects of

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Board Considerations for Continuation of Advisory Agreements (unaudited)

the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that the Adviser generally absorbs soft dollar costs and pays them itself. With regard to other possible benefits associated with the Adviser's management of the Fund (and the related funds in the First Eagle Funds complex), the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the First Eagle Funds to its management of other types of accounts (with retained Rule 12b-1 fees generally relevant to the First Eagle Funds and the Fund).

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted the impact on expense ratios of the administrative reimbursements paid by the Adviser.

•  The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to net assets. The Trustees noted that the expense ratio for the Fund had remained substantially unchanged relative to the prior year. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits appear strong for the Fund, although not excessive and commensurate with the Fund's performance, based on the information provided at the meeting. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the various First Eagle Funds, but not the Fund, by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the organization by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage the Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Fund's Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("FEIM") to serve as the administrator of the Fund's LRMP. As part of its responsibilities as administrator, FEIM has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund's LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund's LRMP includes: (1) no less than annual assessments of factors that influence the Fund's liquidity risk taking into account certain factors, as applicable, including the Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of the Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of the Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, the Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Fund's Board and/or to the SEC, as required.

At a meeting of the Board on June 4, 2020, the Board reviewed a written report prepared by FEIM (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Fund's LRMP, including any material changes to the LRMP for the period from the inception of the Fund's LRMP through December 31, 2019 (the "Reporting Period"). The LRMP Report stated that FEIM concluded that the Fund's LRMP was reasonably designed to assess and manage the Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund's investment portfolio, is found in the Fund's Prospectus and Statement of Additional Information.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY, 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semiannual Report | June 30, 2020

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable at this time.

Item 9.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies

(a)(1) Not applicable to this semi-annual report.

Item 13.	Exhibit List

Exhibit Index

(2) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, Principal Executive Officer

Date: September 3, 2020

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: September 3, 2020

*          Print the name and title of each signing officer under his or her signature.